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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------


Date of Report  (Date of
earliest event  reported)  November  25, 1997  Commission File Number 0-26076


                         SINCLAIR BROADCAST GROUP, INC.
                           (Exact name of registrant)


     Maryland                                            52-1494660
(State of organization)                  (I.R.S. Employer Identification Number)


                2000 West 41st Street, Baltimore, Maryland 21211
              (Address of principal executive offices and zip code)

                                 (410) 467-5005
                         (Registrant's telephone Number)





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



ITEM 5.  OTHER EVENTS

                  Sinclair  Broadcast  Group,  Inc.,   incorporates   herein  by
reference the information contained in the press release filed as Exhibit 99 to this Current Report.


ITEM 7.  EXHIBITS

                                                                                                 Sequentially
           Exhibit No.                                                                           Numbered Page
             99       Press Release by Sinclair Broadcast Group, Inc.,
                      dated November 25, 1997   ...........................................             4





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




                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SINCLAIR BROADCAST GROUP, INC.



                                     BY:   /s/ DAVID B. AMY
                                           ------------------------------
                                            David B. Amy
                                            Chief Financial Officer/
                                            Principal Accounting Officer



Dated:  November 26, 1997


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